UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 01, 2023

POTLATCHDELTIC CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-32729	82-0156045
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West First Avenue, Suite 1600
Spokane, Washington		99201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 509 835-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	PCH	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 1, 2023, the stockholders of PotlatchDeltic Corporation (the “Company”) approved an amendment (the “Amendment”) to the Company’s Third Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of the Company’s common stock, par value $1.00 per share, from one hundred million (100,000,000) to two hundred million (200,000,000). The Amendment became effective upon the filing of the Certificate of Amendment to the Charter with the Secretary of State of the State of Delaware on May 1, 2023.

The description of the Amendment is not complete and is qualified in its entirety by reference to the text of the Charter, as amended and restated, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On May 1, 2023, the Company held its 2023 Annual Meeting of Stockholders.

(b) The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies, and the proposals are described in the 2023 Proxy Statement.

(c) The certified results of the stockholder vote are as follows:

Proposal 1 - Election of Directors
The following individuals were elected to serve as Directors to hold office until the 2026 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Nominee	For	Against	Abstain	Broker non-votes
Linda M. Breard	66,388,240	2,302,431	218,990	5,037,589
Eric J. Cremers	68,412,009	418,794	78,858	5,037,589
James M. DeCosmo	68,398,499	434,487	76,675	5,037,589
Lawrence S. Peiros	63,622,743	5,182,882	104,036	5,037,589

Proposal 2 - Ratification of KPMG LLP as Independent Auditors for 2023
The stockholders ratified the appointment of KPMG LLP as the Company's independent auditors for 2023.

For	Against	Abstain
70,672,598	3,126,253	148,399

Proposal 3 - Approval by non-binding vote to approve named executive officer compensation
The stockholders approved the compensation paid to the Company's named executive officers.

For	Against	Abstain	Broker non-votes
65,738,801	3,049,783	121,077	5,037,589

Proposal 4 - Approval by non-binding vote of the frequency of future advisory votes on executive compensation
The stockholders voted to recommend a 1 year frequency of future advisory votes on executive compensation.

1 Year	2 Years	3 Years	Abstain
68,029,519	146,786	607,352	126,004

Proposal 5 - Approval of an amendment to the Third Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100 million to 200 million
The stockholders approved the amendment to the Third Restated Certificate of Incorporation.

For	Against	Abstain
72,367,760	1,454,146	125,344

(d) In light of the voting results on Proposal 4 disclosed above, the Company’s Board of Directors has determined that the Company will include an advisory vote to approve the Company's executive compensation in its proxy materials every year until the next required advisory vote on the frequency of stockholder votes to approve the Company’s executive compensation, which will occur no later than the Company’s Annual Meeting of Stockholders in 2029.

Item 9.01 Financial Statements and Exhibits.

FopItem 9.01 Financial Statements and Exhibits (d) Exhibits

Exhibit Number	Description
3.1	Fourth Restated Certificate of Incorporation, effective May 1, 2023
104	Cover Page interactive data file (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PotlatchDeltic Corporation

Date:	May 4, 2023	By:	/s/ Michele L. Tyler
Michele L. Tyler Vice President, General Counsel and Corporate Secretary